                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                  -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 16, 1995



                        GREEN TREE FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                      0-11652                 41-1263905
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(Stateor other jurisdiction          (Commission             (IRS employer
     of incorporation)               file number)          identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                     (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 293-3400
                                                       ------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.    Description
               -----------    -----------
                   4.1        Pooling and Servicing Agreement between Green Tree
                              Financial Corporation, as Seller and Servicer, and
                              First Bank National Association, as Trustee, dated as of February 1, 1995, relating to Manufactured
                              Housing Contract Senior/Subordinate Pass-Through
                              Certificates, Series 1995-1


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREEN TREE FINANCIAL CORPORATION


                                    /s/ Robley D. Evans
                                By: ____________________________
                                Robley D. Evans
                                Vice President and Controller
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                               INDEX TO EXHIBITS



Exhibit Number                                                          Page
- --------------                                                          ----
4.1            Pooling and Servicing Agreement between Green Tree        5
               Financial Corporation, as Seller and Servicer, and
               First Bank National Association, as Trustee, dated as of February 1, 1995, relating to Manufactured
               Housing Contract  Senior/Subordinate Pass-Through
               Certificates, Series 1995-1